Investment Contracts	12 Months Ended
Dec. 31, 2025
EBP 013
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment Contracts

NOTE D – INVESTMENT CONTRACTS

The investment contracts held by the Master Trust in the Stable Value Fund are known as synthetic account guaranteed investment contracts (GICs).

In a synthetic GIC structure, the underlying investments are owned by the Master Trust and held in the trust for plan participants. The contract values of the synthetic GIC contracts including unsettled receivables and payables at December 31, 2025 and 2024 were $125,564 and $145,255, respectively.

The synthetic account GIC instruments have wrapper contracts that are purchased from an insurance company or bank. The wrapper contracts amortize the realized and unrealized gains and losses on the underlying fixed income investments, typically over the duration of the investments, through adjustments to the future interest crediting rate. The contract value assigned to the wrapper contracts at December 31, 2025 and 2024 was zero.

The key factors that influence the future interest crediting rates include: the level of market interest rates; the amount and timing of participant contributions, transfers, and withdrawals into and out of the contract; the investment returns generated by the underlying fixed income investments; and the duration of the underlying investments.

To determine the interest crediting rate, wrapper contracts use a formula that is based on the characteristics of the underlying fixed income portfolio, including the contract interest credit rate, yield to maturity of underlying investments, market value of underlying investments, contract value, duration of the portfolio, and wrapper contract fees. The wrapper contracts amortize the realized and unrealized gains and losses on the underlying fixed income investments, typically over the duration of the investments, through adjustments to the future interest crediting rate. The interest crediting rates of the contracts are typically reset on a quarterly basis. All wrapper contracts provide for a minimum interest crediting of zero percent.

Limits to Ability to Transact at Fair Value

In certain circumstances, the amount withdrawn from a wrapper contract would be payable at fair value rather than at contract value. These circumstances include termination of the Plan, a material adverse change to the provisions of the Plan, if Ashland withdraws from a wrapper contract in order to switch to a different investment provider, or if the terms of a successor plan do not meet the wrapper contract issuer’s underwriting criteria. The circumstances described above that could result in payment of benefits at market value rather than contract value are not probable of occurring in the foreseeable future.

Issuer-Initiated Contract Termination

Examples of events that would permit a wrapper contract issuer to terminate a wrapper contract upon short notice include the Plan’s loss of its qualified status, material and adverse changes to the provisions of the Plan, or uncured material breaches of responsibilities. If one of these events was to occur, the wrapper contract issuer could terminate the wrapper contract at the market value of the underlying investments, or in the case of a traditional GIC, at the hypothetical market value based upon a contractual formula.